UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/13/2008

American Mold Guard, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32862

California	74-3077656
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

30270 Rancho Viejo Road, Suite E, San Juan Capistrano, California 92675
(Address of principal executive offices, including zip code)

949-240-5144
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 13, 2008, American Mold Guard, Inc. issued a press release announcing its unaudited financial results for the three and twelve months ended December 31, 2007 ("Q4 2007 Release"). A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included in the Q4 2007 Release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Mold Guard, Inc.

Date: February 13, 2008	By:	/s/ Mark Davidson
Mark Davidson
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1
Press Release of American Mold Guard, Inc. Issued February 13, 2008 and Entitled "American Mold Guard Reports Fourth Quarter 2007 Results, Trinity Services and Planned Technology Acquisition to Fuel Future Growth."